Exhibit 10.9.4

CONFIDENTIAL TREATMENT REQUESTED

Amendment

No. SG021306.S.025.S.002.A.004

between

AT&T Services, Inc.

and

Synchronoss Technologies, Inc.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

AMENDMENT NO. 4

TO

ORDER NO. SG021306.S.025.S.002

After all Parties have signed, this Amendment No. 4 (the “Amendment”) is made effective as of the last date signed by a Party (“Amendment No. 4 Effective Date”) and is between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”), and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties”.

WITNESSETH

WHEREAS, Supplier and AT&T entered into Order No. SG021306.S.025.S.002 on August 1, 2013 (the “Order”); and

WHEREAS, Supplier and AT&T desire to amend and restate the Order as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:

Preliminary Statement

The Parties wish to amend and restate the Order, among other things, in order to:

1.    Amend Section 2, Duration of Order, to extend the term of the Order to July 31, 2018.

2.    Amend Subsections 3.1, Background and Scope, 3.3, Key Tasks and Deliverables, and 3.4, Supplier Responsibilities, of the Order to remove the provision of IT Professional Services and add the provision of sales Services for the ****.

3.    Amend Subsection 5.2, Offshore Location(s), to reference Appendix K of the Master Agreement for the current, approved Offshore Location listing and remove references to specific Offshore Locations from the Order.

4.    Amend Section 6, Fees & Payment Terms, to update references to the appropriate sections of the Master Agreement.

5.    Amend Appendix A, Managed Services Pricing and Termination Provisions, to remove Section 3, IT Professional Services Fees, and replace it with Section 3, Fees related the sales Services for the ****.

6.    In Appendix A, Managed Services Pricing and Termination Provisions, update Exhibit P-1 to reflect current transaction pricing.

7.    Add Appendix C, Description of Supplier’s Sales Services for the ****.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

8.    Accordingly, the Parties hereby amend and restate the Order as set forth in Exhibit 1 attached hereto (the “Amended and Restated Order”) and agree the previous Order dated August 1, 2013 is superseded by the Amended and Restated Order as of the Amendment No. 4 Effective Date.  Such Amended and Restated Order shall not be deemed a new Order issued after the effective date of Amendment No. 12 to Agreement No. SG021306 (along with all other amendments collectively, the “Master Agreement”).

9.    Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Amendment to the Order to be executed, as of the Amendment No. 4 Effective Date.

Synchronoss Technologies, Inc.	AT&T Services, Inc.

By:	By:

Printed Name: Stephen Waldis	Printed Name: John M. Braly, C.P.M.

Title: Chief Executive Officer	Title: Sr. Contract Manager – Global Supply Chain

Date:	Date:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting

Parties.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Exhibit 1

Amended and Restated

Order

No. SG021306.S.025.S.002

Between

Synchronoss Technologies, Inc.

And

AT&T Services, Inc.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Order

This amended and restated Order No. SG021306.S.025.S.002 (the “Amended and Restated Order”) is by and between Synchronoss Technologies, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc., a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties,” and shall be governed pursuant to the terms and conditions of that certain Subordinate Material and Services Agreement No. SG021306.S.025 dated August 1, 2013, as amended and restated (the “Amended and Restated Agreement”) between Supplier and AT&T, which by this reference are incorporated as if fully set forth herein.  Unless otherwise stated in this Amended and Restated Order, all terms defined in the Amended and Restated Agreement shall have the same meaning in this Amended and Restated Order.  Any terms and conditions in this Amended and Restated Order that modify, vary from or are inconsistent with the terms and conditions of the Amended and Restated Agreement shall apply to this Amended and Restated Order only.  If there is an inconsistency or conflict between the terms and conditions of this Amended and Restated Order and the Amended and Restated Agreement, the terms of this Amended and Restated Order shall control with respect to the subject matter of this Amended and Restated Order.

1.           Definitions:

Terms not defined herein shall have the meaning assigned in the Amended and Restated Agreement or Master Agreement.

Term	Definition
Automation Report

For Customer Orders in a Customer Order Class that is Automation Eligible, the report shows the (a) total number of Customer Orders of such Order Class Completed in such **** that were Automated Orders in a given month, (b) the total number of Customer Orders of in such order Class Completed in such **** and (c) the percentage of such Customer Orders that were Automated Orders.

Automation Eligible

Customer Order Classes where the process requirements for such Customer Order Class that are configured in the ASP Solution support Completion of as Automated Orders if a Fallout condition is not encountered (ie: excluding Customer Orders that will, by the configured process, always encounter a Fallout condition).

Automation Rate	For a given period and Order Class, ****
Business Rule Fallout

Any Fallout that occurs as an intended result of a configured business rule or process in the workflow of the ASP Solution that, when a Customer Order satisfies the criteria of such rule, is directed to a queue for Manual Transaction Processing or intervention by an Agent.

Expected Automation Rate	Means the minimum expected Automation Rate for a given Order Class for any given month of the Term mutually agreed upon by the Parties in accordance with Appendix B, Section 3.2.1 and 3.2.2

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Term	Definition
Fallout

A condition that occurs when a Customer Order ****  (NOTE:  a Contact that is not a result of (or in response to) Fallout does not change the status of classification as an Automated Order -  such a status request call by a Subsciber on an Customer Order that flowed through without manual  intervention)

Customer Order Class	A group of Customer Orders of a similar type or nature for a given Channel for reporing, tracking and management purposes.

2.           Duration of Amended and Restated Order:

After all Parties have signed, this Amended and Restated Order shall be effective on August 1, 2013 (the “Effective Date”) and will continue until July 31, 2018 unless earlier terminated as set forth herein (the “ITerm”).  . The Term of the Amended and Restated Order shall automatically renew for **** (the “Renewal Term”) unless AT&T provides Supplier with written notice of AT&T’s intent not to renew at least **** prior to the end of the Term, provided, however, in the event that Supplier fails to provide AT&T with notice of the pending auto renewal at least **** from the date of conclusion of the Term (but not longer than **** from the conclusion of the Term), notwithstanding anything to the contrary, AT&T shall be permitted to terminate the Amended and Restated Order during such Renewal Term upon **** prior notice ****.

3.             Description of Material and/or Services:

3.1          Background and Scope

The scope of this Amended and Restated Order is to define the work activities, pricing, forecasting process, performance metrics and associated incentive credits and remedies associated with the Services performed by Supplier for AT&T eCommerce.

During the Term, Supplier shall provide its ASP Solution as Supplier hosted managed Service.  The ASP Solution supports a streamline of the back office management process relating to the sale of telecommunications services by AT&T eCommerce, improved cycle times for such sales, intended to reduce the cost per Customer to perform such processes or tasks related to a Customer Order.

Supplier shall provide (as set forth in this Amended and Restated Order):

a.   The process, tools and organizations that support AT&T eCommerce Transaction management.  Transaction management includes, but is not limited to:

i.      Automated Customer Order processing through the Order Gateway;

ii.      Customer Care Support; and

iii.      Manual Transaction Processing;

b.     Operational metrics and executive reporting set forth herein; and

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

c.     The ASP Solution configuration management, hosting and Tier 1-3 support (to designated AT&T IT staff) of the Order Gateway,  Workflow Manager, Reporting Platform,  Integrated IVR Solution, and Email Manager; and

d.      Certain sales Services in support of the ****

3.2          Services and/or Specifications

Supplier shall perform the following Services under this Amended and Restated Order:

a.    Supplier is responsible for providing AT&T eCommerce with access to the ASP Solution, Manual Transaction Processing and Customer Care Support (collectively the “Managed Services”), specific to the ****, as specified in this Amended and Restated Order.  Supplier will provide the Managed Services required for processing Customer Orders, including Manual Transaction Processing and Customer Care Support assigned to the OMC. Supplier will provide the required staff of Agents, subject matter experts and managers (collectively “Supplier Resources”), and access to the ASP Solution to handle the work items, all in accordance with the Amended and Restated Agreement and this Amended and Restated Order;

b.    Supplier shall perform certain sales Services for the **** as described Appendix C, Description of Supplier’s Sales Services for the ****, attached hereto and incorporated herein by reference;

c.    Subject to any Exclusions (defined in Section 1.3 of Appendix B), Supplier shall provide the Services in accordance with the Service Level Performance Metrics set forth in Appendix B of this Amended and Restated Order;

d.    Subject to any Exclusions, for breach of any agreed Service Level Performance Metrics in any ****, Supplier shall provide to AT&T service level credits to be applied to Supplier’s invoices as set out under Appendix B of this Amended and Restated Order;

e.      For exceeding any Service Level Performance Metrics in any ****, Supplier shall invoice AT&T for service level debits to be applied to Supplier’s invoice as defined in Appendix B of this Amended and Restated Order; and

f.      Additional Services may be added to this Amended and Restated Order upon mutual written agreement of the Parties in accordance with the Change Control Process described in Appendix M of the Master Agreement.

3.3          Key Tasks and Deliverables

Supplier represents and warrants that its Services shall conform to the requirements contained in this Amended and Restated Order and shall be performed in a professional workman-like and timely manner.

The table below outlines the key tasks to be performed and deliverables to be provided by Supplier.  Deliverables shall meet all mutually agreed-upon requirements and specifications by the Parties.

Tasks	Deliverables
a.Automated Order Processing using the ASP Solution	As set forth in Appendices A & B
b.Customer Care Support	As set forth in Appendices A & B
c.Manual Transaction Processing	As set forth in Appendices A & B

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

d.Operational Metrics and Reporting	As set forth in Appendix B and Exhibit R-1 respectively
e.Sales Services	As set forth in Appendix C

3.4          Supplier Responsibilities

In addition to Supplier performing the Services described in Section 3.2 and providing the Deliverables defined in Section 3.3, and subject to AT&T meeting its responsibilities under this Amended and Restated Order, Supplier shall provide the following:

a.     Manage and direct all aspects of the Supplier Resources to perform Services and provide the Deliverables defined by this Amended and Restated Order;

b.     Provide adequately trained and otherwise qualified Supplier Resources in accordance with ****, including any agreed upon requirements specific to the ****,   to create the Deliverables and provide Services, as applicable, under this Amended and Restated Order;

c.      Provide personnel management of Supplier Resources, including required training/orientation for any new resources that are added by Supplier;

d.    Subject to any Exclusions, meet all delivery dates agreed upon by the Parties and the Performance Metrics specified in Appendix B this Amended and Restated Order;

e.     Provide, for Supplier Resources billed on a time and materials or FTE basis, a suitable time reporting system for the collection of Supplier Resource work times related to this Amended and Restated Order; and

f.      Timely response to open issues, problems and action items raised by AT&T.

3.5          AT&T Responsibilities

AT&T will be responsible for the following in addition to other responsibilities under the Master Agreement or Amended and Restated Agreement:

a.     Management and direction of all AT&T team resources working in relationship with Supplier on this Amended and Restated Order;

b.    Timely access to all AT&T subject matter experts that the Parties determine are required to provide Services or complete Deliverables;

c.      Timely communication of all changes related to deliverables, dependencies and requirements (including any changes to AT&T systems or processes);

d.    Timely response to open issues, problems and action items raised by Supplier; and

e.    Any content provided by AT&T.

4.             Personnel to Perform the Services:

Supplier shall provide skilled and experienced Supplier Resources to perform the Services described in Section 3.2 and provide the Deliverables defined in Section 3.3.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

5.             Location:

5.1          Onshore Location(s):

Supplier’s U.S.-based resources shall provide the Services at its facilities located at the addresses set forth below.  Additional sites located in the United States may be added by Supplier upon written notice to AT&T.

****

5.2          Offshore Location(s):

Except for hosting, data backups and disaster recovery of Supplier’s ASP Solution, which may not be provided from any Offshore Location, Supplier’s offshore resources shall provide Services as described in Appendix K of the Master Agreement at Supplier’s approved Offshore Locations as shown in Appendix K of the Master Agreement.

Supplier may add other countries not previously approved by AT&T where Supplier (or a Subcontractors) has additional offshore locations upon prior written approval by AT&T Global Supply Chain of such additional country in accordance with the requirements of Section 3.35 of the Master Agreement entitled Offshore Work Permitted Under Specified Conditions and the additional Offshore Locations are added to Appendix K in the Master Agreement. In the event that Supplier transfers the Services provided under this Amended and Restated Order from one physical location to another physical location within the same country or to a physical location in another previously approved country as shown in Appendix K of the Master Agreement, Supplier shall provide reasonable notice to AT&T of any such transfer.

Notwithstanding the foregoing and excluding any temporary transfer of Services to (i) maintain business continuity or Service recovery in times of impairment of Services provided under this Amended and Restated Order, (ii) provide support for Special Events or (iii) meet agreed upon off-shore labor thresholds permitted under Section 4.1 of Appendix B to the Agreement, Supplier shall require AT&T’s written prior approval for (a) such transfer of Services longer than **** to an existing Supplier center that has failed to meet the same Service Level Performance Metrics in the **** or in any given **** over the ****, (b) such transfer of Services that has occurred **** to an existing Supplier center that has failed to meet Service Level Performance Metrics in the **** or in any given **** over the **** or (c) such transfer of Services is to a new physical location other than an existing approved Supplier location.

The Parties agree to work in good faith to review and discuss the distribution of Supplier’s resources performing Customer Care Support under this Amended and Restated Order.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Supplier shall abide by the provisions of Section 4.5 of the Master Agreement entitled AT&T Supplier Information Security Requirements (SISR) and associated Appendix O.

6.             Fees & Payment Terms:

6.1Supplier shall perform the Services and provide the Deliverables described in this Amended and Restated Order in accordance with the fee structures provided in Appendix A of this Amended and Restated Order.

6.2          Supplier shall render invoices and all required supporting detail to AT&T in accordance with Section 3.18 of the Master Agreement by not later than the **** following the **** in which Services were provided.  Payment terms are as set forth in Section 3.18 of the Master Agreement.

6.3          No travel and living expenses incurred by Supplier under this Amended and Restated Order shall be reimbursed unless AT&T has provided prior written approval for such expenses.

6.4          All travel and living expenses shall be in accordance with Section 4.9 of the Master Agreement entitled Reimbursable Expenses.

6.5          Supplier shall separately invoice AT&T **** in arrears for any travel and living expenses authorized (pre-approved) and such expenses will be payable to Supplier in accordance with Section 3.18 of the Master Agreement.

7.             Invoices/Billing Information:

Invoices and billing information shall be issued monthly in accordance with Section 3.18 of the Master Agreement and shall be sent to:

****

8.             Points of Contact:

Supplier agrees to respond to all changes to, interpretations of, additional purchase requirements and any other matters related to the provisions contained in this Amended and Restated Order by contacting AT&T’s representative below:

****

For project management and coordination of Services under this Amended and Restated Order, the Supplier and AT&T contacts are provided below.

The AT&T project managers and/or points of contact shall be:

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

****

The Supplier project manager and/or point of contact shall be:

****

9.            Name of Affiliate Ordering Services:

AT&T Services, Inc.

10.           Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document, (e.g., .pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of an original signature.  This Amended and Restated Order may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Appendices

Appendix A – Managed Services Pricing and Termination Provisions

Supplier shall provide the Managed Services, including any applicable deliverables set forth in the scope of such Services, for the following fees:

1.     Technology Fee

1.1   Fees for the Use of the ASP Solution under this Amended and Restated Order (Technology Fee) shall be as set forth in Section 1.0 of Appendix B of the Amended and Restated Agreement.

1.2   Supplier shall invoice the Technology Fee to **** as set forth in Section 7 of this Amended and Restated Order.

2.     Hosting Fee

2.1   Hosting Fees for the ASP Solution under this Amended and Restated Order (Hosting Fee) shall be as set forth in Section 2.0 of Appendix B of the Amended and Restated Agreement.

2.2 Supplier shall invoice the Hosting Fee to **** as set forth in Section 7 of this Amended and Restated Order.

3.     Sales Services for the ****

3.1   Fees for the sales Services for the **** shall be as set forth in Appendix C of the this Amended and Restated Order.

3.2   Supplier shall invoice the  sales Services for the **** fees to **** as set forth in Section 7 of this Amended and Restated Order.

4.     Customer Care Support and Manual Transaction Processing Fees

4.1   AT&T shall pay Supplier Customer Care Support and Manual Transaction Processing fees as set forth in Section 4.0 of Appendix B of the Amended and Restated Agreement.

4.2   Supplier shall invoice such Fees to **** as set forth in Section 7 of this Amended and Restated Order.

4.3   For each program where pricing is Transaction based:

i)     Forecasting – ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

****.

ii)     ****

iii)     ****

iv)     ****

v)     ****

vi)     ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

4.4   For programs where pricing is FTE based:

i)       “FTE Pricing” for Contacts or Manual Transaction Processing where a Transaction Price does not apply or is not available shall be pursuant to the terms of Section 4.3 of Appendix B of the Amended and Restated Agreement.

ii)     In the event that Supplier invoices Manual Transaction Processing Fees or Customer Care and Support based on the FTE Pricing methodology described in this Section, Supplier shall provide detail at the time of its **** invoice that substantiates **** billing for the number of pre-approved FTEs agreed to in the FTE Staff Plan along with all Overtime **** authorized by AT&T, if any.  The billing detail provided shall include the following information:

FTE Pricing – ****

Team Description	# FTEs	****/FTE	**** Rate	Total
Team A

Team B

Team C

Total

4.5  Supplier shall provide up to **** of continuation training (“CE Training”) per Supplier agent FTE who’s primary responsibility is support of Contacts (a “CSR”) for a given program per **** to AT&T provided that materials and reasonable advance notice are provided by AT&T for such training.  The use of CE Training **** must be preapproved by AT&T’s Vendor Manager in writing.  CE Training **** may be used for sales training, coaching, program updates, changes to the ****  program, software and system updates and/or changes, scripting changes, or other topics related to the Amended and Restated Order and the Services provided hereunder that AT&T reasonably request.  Additional training for CSR performance improvement issues on a given CSR (recursive training) shall be **** to AT&T and shall not count toward the allocation for CE Training ****. Supplier must account for such CE training in providing staffing in accordance with Section 4.3 i) above.  If this training is not completed in a **** solely due to Supplier’s inability to meet staff requirements reasonably anticipated to meet the volumes and volume distributions in the Locked Forecast resulting in a shortfall of CSRs for such ****, such training scheduled for such period under the CE Training allotment shall be completed in the following **** and such training will not be counted towards following **** allotment of CE Training ****.  Except as set forth herein, any unused allocation of such training may not be carried forward to future **** or transferred between programs and no credits shall be provided for any unused allocation.

5.     Operations Management Support Fees

  As part of this Amended and Restated Order, Supplier will provide AT&T with Operations Management support.  The dedicated team will provide AT&T with the following services:

Program Management:

Responsibilities include project management, business analysis, and functional analysis to support new development, features and functionality.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Operations Management:

Responsibilities include management of processes pertaining to: credit, activation, and Customer Order fulfillment, Customer Order or Transaction queue management, service level monitoring and reporting, staffing, IVR management, CSR training, and interacting with **** and **** and Care teams to ensure seamless, high quality customer service for eCommerce Customers.

With the exception of performance issues by a resource, which shall be addressed in accordance with the terms of the Amended and Restated Agreement or as otherwise set forth in Special Event or other written documentation agreed upon by the Parties, adjustments to increase the resources must be communicated in writing **** before the start of the next **** while **** minimum advance notice is required in writing to terminate a resource per Section 6.5 below  Resources requested to be added shall be subject to resource availability.

Table 5 below reflects the schedule and fee for each FTE on the **** Operations Management Team as of the Effective Date of the Amended and Restated Order.

Table 5: Operations Management Fee Schedule

Role	**** Rate Per FTE
Data Analyst	****
All Other Roles	****

6.     Termination Provisions.

6.1     Termination for Cause - If either Party breaches any provision of this Amended and Restated Agreement and/or any Order supplemental thereto, and (i) if the breach is one that by its nature could be cured, and such breach is not cured within **** after the breaching Party receives written notice, or (ii) if the breach is material and one that by its nature cannot be cured, then, in addition to all other rights and remedies at law or in equity or otherwise, the non-breaching Party shall have the right upon written notice to immediately terminate this Amended and Restated Agreement and/or any such Order without any obligation or liability.  Failure of the non-breaching Party to immediately terminate this Amended and Restated Agreement and/or any such Order (x) following a breach which continues longer than such cure period, provided such breach has not been cured prior to the non-breaching Party’s providing notice of termination, or (y) following a breach that cannot be cured or that constitutes a violation of Laws shall not constitute a waiver of the non-breaching Party’s rights to terminate; provided, however, if the non-breaching Party does not exercise such termination right within **** of the date such right is triggered, the non-breaching Party shall waive its right to terminate with respect to such breach.

6.2     Termination for Convenience of the ASP Solution – After ****, during the Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** prior to the effective date of the termination, terminate Supplier’s ASP Solution, provided under this Amended and Restated Order, in whole.  In the event AT&T terminates for convenience Supplier’s ASP Solution under this Amended and Restated Order in whole, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Work or Services performed through the date of termination and a termination charge (provided however, such termination shall not relieve AT&T of any obligations for any minimums under the Amended and Restated Agreement).  The termination charge shall be calculated as shown in the table below.

Notification Date	Termination

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Period	On or After	Notice	Termination Charge
Term	****	****	****

6.3     Termination for Convenience of **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.     AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice, terminate **** of the volume in any month during a **** of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats (the “Threshold Percentage”), provided under this Amended and Restated Order.

b.     In the event AT&T terminates Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for convenience up to the Threshold Percentage, and elects, solely at its discretion, to perform the work itself or through its designated third party, AT&T shall notify Supplier via the forecasting process (identified in Section 4.3 and 4.4 above) the actual percentage of **** Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T intends to assume (or, if applicable, it requests for a third party to assume).    Upon such election by AT&T, Supplier shall have no responsibility for any such Customer Care Support or Transactions requiring Manual Transaction Processing that AT&T elects to perform or have a third party perform.

c.     In the event AT&T elects for AT&T or other third party to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****, Supplier will provide AT&T or its designated third party employees and contractors who will be performing such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats access to the Workflow Manager, Call Tracker, and Reporting Platform and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** within **** days after AT&T notifies Supplier.  In addition, each employee or contractor of AT&T or such third party who will access the ASP Solution or related Supplier system(s) shall agree in writing to comply with Supplier’s information security requirements.  Supplier will work with AT&T to ensure that the allocations of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats to be processed by Supplier and to be processed by AT&T for **** are implemented as mutually agreed by the Parties in accordance with this Amended and Restated Order.   AT&T shall be responsible for the actions or inactions of such third Parties granted access to the ASP Solution.

d.     In the event that AT&T elects to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats processed by AT&T (or its subcontractors) for **** in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by AT&T or its designated third party provider  to complete such transition within **** (subject to any forecasting requirements or minimums) unless the Parties mutually agree to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in **** intervals, of **** (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by **** in total.  Supplier will transition ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

during the ****, another **** during the **** period, and the **** during the **** until the additional **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats in accordance with this Section shall have no effect on the Technology Fees or Hosting Fee provided above.

e.     In the event AT&T makes such election and exceeds the percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (where such overage was incidental or a good faith error in estimation of volumes) set forth above in any ****, Supplier will not penalize AT&T for any such overage and, in such case, the Parties will promptly upon determining such overage, meet and negotiate in good faith a process to timely move to compliance with the then applicable requirements and percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats AT&T should be handling pursuant to the terms of this Amended and Restated Order.

6.4      Termination ****of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

a.     In the event that AT&T elects to perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats itself or through a third party for ****  in excess of the Threshold Percentage and Supplier does not have the appropriate skill sets or such third party bid or pricing is at a lower cost than Supplier under this Amended and Restated Order, Supplier shall have the opportunity to review the bid (subject to compliance with any obligations of confidentiality) and determine if Supplier can meet the same price and material terms to AT&T by such third party and/or skill set requirements as provided to AT&T in such bid.  Promptly after receiving such bid, AT&T shall provide Supplier with the necessary information relating to such bid (including material terms, pricing and resources) for Supplier to make such determination; provided, however, AT&T shall not be required to provide any information which would cause it to violate its confidentiality obligations to a third party.  Supplier shall take information provided by AT&T at face value in connection with such determination.

b.     **** (“Evaluation Period”) of receiving the necessary information from AT&T, Supplier shall provide written notice to AT&T whether it will (a) perform the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats that are the subject of the Evaluation Period for **** on the same fees, service level agreements, key performance indicators, quality requirements, productivity requirements, countries or locations from which service is supported,  systems, training requirements, infrastructure or processing requirements (with materially equivalent legal terms and conditions as those that exist between the Parties, such as those pertaining to the allocation of risk and liabilities (e.g., limitation of liability, indemnification, payment terms) and termination for convenience)) as set forth in such bid when taken as a whole or aggregate offer (unless otherwise agreed upon by the Parties in writing) immediately upon completion of such evaluation within the Evaluation Period (or upon **** of completion of the Evaluation Period if such terms and conditions or modified pricing require or provide for a modification in Supplier centers performing Services (i.e., off shore location) or training or of Agents) and the Parties shall document such changes in the form of a written amendment to this Amended and Restated Order, (b) allow AT&T or such third party to assume such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats for **** as provided in such bid, or (c) escalate to its respective executives in accordance with the provision below.  In the event that Supplier does not provide written notice to AT&T within such **** period, AT&T may deem that Supplier elected not to match the applicable bid. In the case of notification by Supplier under item (b) above, such notification shall also contain estimation of cost increases, if any, for Transactions requiring Manual

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Transaction Processing, Inbound Calls, Outbound Calls and/or Chats retained by Supplier.    Notwithstanding anything to the contrary, in the event that AT&T makes an election to move Customer Care Support from Supplier under the provisions of this Section in excess of the Threshold Percentage, such move must be to only to use the third party resources that were the subject of the bid used in the Evaluation Period and under the terms presented under such bid in all material respects.  In the event that Supplier and AT&T do not agree on the results of such evaluation, an officer of Supplier and an officer of the respective division of AT&T shall meet to resolve such dispute within **** of the conclusion of the Evaluation Period.  In the event that such executives cannot resolve such dispute, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats  for **** as provided in Section 4.5 above.

c.     In the event that AT&T is entitled to increase the amount of its Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section, the Parties shall meet promptly to agree on a plan to initiate the performance of such services by its designated third party provider to complete such transition within **** of the conclusion of the Evaluation Period unless the Parties mutually agree in writing to a longer or shorter period.  AT&T will be responsible for formally communicating to Supplier the percentage allocation they are ultimately targeting to achieve in connection with the transition of such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats.  Supplier will then work with AT&T to implement the identified allocation percentage in ****  intervals, of ****.  (e.g., AT&T communicates to Supplier they want to increase the percentage allocation by ****in total.  Supplier will transition **** during the ****, another **** during the **** and the **** during the **** until the **** (original percentage) is achieved).  Supplier shall provide reasonable assistance to AT&T in connection with such transfer provided at no incremental fee except that if any professional services for AT&T or such designated provider are required, Supplier shall provide such reasonable professional services at Supplier’s rates provided herein.  Any transition to AT&T or third party of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats in accordance with this Section shall have no effect on the Technology Fee or Hosting Fee provided above provided however, in the event that this has AT&T exceeding the Threshold Percentage, Supplier may charge for, in addition to the Technology Fee and any other fees due under the Amended and Restated Order, a price per Customer Order in excess of the Threshold Percentage that uses the Workflow Manager where any Manual Transaction Processing is by a party other than Supplier equal to a fee not to exceed **** (excluding any Supplier Agents) granted access to the Order Manager, Call Tracker, and Visibility Manager and any other components of the ASP Solution and related Supplier system(s) access solely to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for ****.

d.     For the avoidance of doubt, notwithstanding anything to the contrary, termination of the Customer Care Support shall be permitted pursuant only under the terms of Sections 6.3 and 6.4 above.  In the event of an election by AT&T to move Customer Care Support in excess of the Threshold Percentage from Supplier under Section 6.4 where such move alters the type or distribution on a program of any of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats retained by Supplier and is likely to adversely impact Supplier’s costs or efficiency, Supplier shall provide the third party which provided such bid or AT&T internal resources the same access to perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound calls and/or Chats  for **** as provided in Section 4.5 above.  The Parties agree to negotiate in good faith modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions and/or applicable Service where such increase reasonably reflects Suppliers increased average costs per Contact or Transaction and agreement shall not be unreasonably withheld by either Party. In the event that the Parties are unable to agree, the issue shall be resolved in accordance with Section 3.17 of the Master

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Agreement.   For the avoidance of doubt, if the Parties are unable to agree on or have not agreed to modifications to the pricing, the requirements or processes pertaining to remaining Contacts or Transactions, AT&T may move Customer Care Support in excess of the Threshold Percentage from Supplier under Section 6.4 above.  For the avoidance of doubt, if the Parties agree to a price increase or changes to process, then (a) any such price increase or changes to process shall only be effective when the Threshold Percentage is exceeded and shall not apply to Services retained by Supplier if the Threshold Percentage is not exceeded; and (b) the provision of Sections 6.3 and 6.4 above shall continue to apply to any Customer Care Support retained by Supplier; and (c) any such increase in pricing or changes to process shall be effective on the date that Customer Care Support is moved from Supplier.

6.5      Termination for Convenience of Operations Management Support Services – During the Term or Renewal Term, AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice of at least **** days prior to the effective date of the termination, terminate Supplier’s Operations Management Support Services, provided under this Amended and Restated Order in whole or in part.  In the event AT&T terminates for convenience Supplier’s Operations Management Support Services under this Amended and Restated Order, AT&T shall pay Supplier, as Supplier’s sole and exclusive remedy for detriment resulting from AT&T’s termination, the price of such Services performed through the date of termination.

6.6      Termination for Convenience of Sales of Services for the ****

AT&T may at any time, for its own convenience and without cause, by providing Supplier written notice, terminate Supplier’s sales Services for the **** as set forth in Appendix C hereunder, in whole or in part.  Except as provided in Section 7 of Appendix C, AT&T shall have no liability or obligation for such termination.

6.7      Failure to Meet Service Level Performance Metrics.    In the event that Supplier fails to meet or exceed (a) the same Service Level Performance Metric (as defined in Appendix B) for **** in any **** or **** in any ****, or (b)  **** or more Service Level Performance Metric’s for **** in any **** or **** in any ****, AT&T may elect to have AT&T or its designated third party perform such Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats for **** that failed such requirement in (a) or (b) above resulting in more than the Threshold Percentage of Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats (****) of the Transactions requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and/or Chats processed.  For purposes of this Amended and Restated Order, Service Level Performance Metrics for **** shall have the meaning ascribed to such term in Appendix B specific to ****.

6.8      In the event that all Work or Services under this Amended and Restated Order are terminated per Sections 6.2, 6.3, 6.4, 6.5 and 6.6 above, this Amended and Restated Order will be deemed to be terminated by AT&T as of the effective date of the termination of the last such Work or Services under this Amended and Restated Order.

6.9      Return of Information Obligations upon Expiration or Termination

Each Party shall, except as required under law or this Amended and Restated Order, upon expiration or termination of this Amended and Restated Order and after all Wind Down and Transition efforts have concluded, promptly return all papers, materials, and property of the other Party.

6.10    Wind Down and Transitioning.

a.     The Parties acknowledge that upon the termination or expiration of the Agreement (provided that such termination is not a result of termination by Supplier for cause), existing Customers will need to be migrated to AT&T-hosted or to third party-hosted platforms.  Because of the volume of Customer provisioning that is handled by Supplier at the time of execution of this Agreement, the Parties agree that

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

they will need to develop a Transition Plan at that time in order to carry out an orderly, migration that mitigates disruption of operations for AT&T.  For purposes of this section, Transition Plan shall be defined as a mutually negotiated, written document outlining the respective obligations of each Party in carrying out an incremental or phased cutover of Customer Order provisioning provided by Supplier under this Agreement to AT&T, including the continued payment of agreed unit prices under any supplemental Order, to the extent incurred, and the payment of any agreed time and material charges incurred above the existing unit prices.

b.     The Parties agree to negotiate in good faith toward a Transition Plan that will cover at least the following points:

(i)     Segmenting Customer Information from the view, modification, deletion or any other access by Supplier or Supplier-chosen subcontractors who will continue to work for Supplier on other, non-AT&T e-commerce businesses after the Transition Plan;

(i)     Electronic capture, transfer and backup during Transition Plan of (a) Customer Information, including names, addresses, and IP addresses and other identifying information needed to carry out the migration and (b)pending trouble tickets, billing or provisioning corrections, and other data for Customer Orders in process; and

(iii)   The length of time needed to complete the Transition Plan, including a schedule for phased or incremental cutovers.

c.     Except as set forth in Section 6.3(c) of this Amended and Restated Order, Supplier shall not be required, pursuant to this Section 6.9  or otherwise, to disclose or otherwise make available to AT&T the proprietary technology, software, or source code of Supplier or Supplier subcontractors, as well as any Confidential Information relating thereto.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Exhibit P-1- Price Chart(s), version 2.0, Effective Date: ****

Transaction Fees for Transactions Requiring Manual Transaction Processing, Inbound Calls, Outbound Calls and Chats

**** Channel	Inbound Calls, Outbound Calls & Chats (the “Baseline Rate per ****”)	Manual Transaction Processing (non- Calls or Chats) (the “Baseline Rate per ****”)
****	****	****
****	****	****
****	****	****
****	****	****

Transaction Rate Card – Effective ****

Transaction Type	Price/Transaction
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

Note:  Other Transactions Types billed using ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Appendix B – Performance Metrics, Remedies and Bonuses

1.       Service Level Requirements and Remedies

This Appendix B provides the Service Level Agreement (SLA) and remedies for the ****.  Such performance and remedies are, in each case, subject to the Exclusions noted herein.  “Service Level Performance Metric” shall mean those service levels defined in this Appendix and that have a specific credit remedy defined herein associated with failure to meet such defined performance metric (with all other performance measures or metrics being “key performance metrics” for monitoring and analytical purposes only).  Except as otherwise provided, Service Level Agreement Special Events will be reviewed on an individual basis.   AT&T and Supplier agree to meet and review Special Event requirements on as-needed basis.   Supplier will apply commercially reasonable efforts to fulfill Special Event requirement and SLA requests for Special Events.  Supplier and AT&T will meet no less than **** to review and modify, as agreed upon, the call types, performance metrics and remedies where appropriate.

1.1     Customer Order/Transaction Cycle Time Service Level Performance Metric for Customer Orders Requiring Manual Transaction Processing:

a.     **** of all Customer Lines of Service (LOS) on a Customer Order accepted by the ASP Solution in a Customer Order in a given **** will be entered into the AT&T defined system of record within the “shipping cut off window” (as defined below).

In the event the Customer Order/Transaction Cycle Time Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth in Table 1 each such ****.

If the Customer Order/Transaction Cycle Time Service Level Performance Metric is exceeded in a given ****, Supplier will invoice AT&T the premium set forth in Table 1 each such ****.

Table 1: Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders.

Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
****	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of Transactions submitted within shipping cut off window	****
****	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Attainment Tier	Requirement or Target Metric	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
****	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of Transactions submitted within shipping cut off window	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of Transactions submitted within shipping cut off window for ****	**** of Manual Transaction Processing Fees for such program element in such ****

Shipping cut-off window” is defined as **** for Customer Orders accepted before ****

In calculating the above Customer Order/Transaction Cycle Time Service Level Performance Metric for Manually Processed Orders, only those Customer Orders accepted in the ASP Solution in such **** that require **** Manual Transaction Processing shall be included in such calculation.

1.2    Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only:

a.     **** of LOS on a Customer Order accepted by the ASP Solution in a **** period will be entered by Supplier correctly (without data entry error or omission of data required) into the AT&T order entry and billing systems of record as such data was received by Supplier’s Order Gateway.  Orders that deviate from AT&T eCommerce “Shipped As Ordered” (SAO) policy will be excluded from the calculation of attainment of the metric in this Section.  Entry that was as completed as provided in the Customer Order shall be deemed to be “accurate” or “submitted accurately”.

b.     Supplier will audit a statistical valid sample size of such Customer Orders requiring Manual Transaction Processing to assess the quality levels for such Customer Orders.  The results of such audit will be provided to AT&T on an agreed to schedule.

c.      The above quality assessment shall be a manual process augmented by a systematic “Shipped As Ordered” assessment approach, when available.

d.     Transactions that are not received through the ASP Solution will not be eligible for inclusion in the calculation or above Service Level Performance Metric.

In the event that the Service Level Performance Metric is not met in a given ****, Supplier will provide to AT&T the credit set forth below in Table 2.

In the event that the Service Level Performance Metric is exceeded by Supplier in a given ****, Supplier will invoice AT&T the premium set forth below in Table 2 on a **** basis.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Table 2:  Customer Order/Transaction for Manually Processed Orders Order/Transaction Quality Processing Service Level Performance Metric for Customer Orders requiring Manual Transaction Processing Only

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
****	**** of orders submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of orders submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of orders submitted accurately	No credit or bonus applicable
****	**** of orders submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of orders submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of orders submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of orders submitted accurately	**** of Manual Transaction Processing Fees for such program element in such ****
****	**** of orders submitted accurately	**** of Manual Transaction Processing Fees for such program element in such****
****	**** of orders submitted accurately for****	**** of Manual Transaction Processing Fees for such program element in such ****

1.3      Inbound Call & Chat Handling Service Levels Perfromance Metrics

1.     ASA – ****

2.     Abandon Rate for Inbound Calls – ****

****

3.     Chat Button Availability Rate for Inbound Chats –  ****  AT&T systems shall base making the button available based on the anticipated availability of an Agent to support the chat based on ****.  AT&T shall provide **** reporting of such availability rate.  This metric shall not apply to any Chat Transaction Types when any portion of such Inbound Chats during such **** are allocated or distributed to any other entity other than Vendor during such **** or when AT&T applications are not making such button available in accordance with mutually agreed upon parameters or has not made required reporting available to Vendor.

4.     Inbound Call Quality Monitoring.  Supplier shall audit and score a **** (or ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

****) using a mutually agreed upon quality measurement criteria.  The results of the monitoring and scoring will be provided to AT&T on an agreed to schedule.

Table 3: Inbound Call & Chat Handling Service Levels Performance Metrics

SLA ID*	Service Level Category	Monthly Service Level Performance Metric
****	****	****
****	****	****
****	****	****

* IC = Inbound Call Service Level; CH = Chat Service Level

Table 4: Inbound Call Abandon Rate Bonus/Credit Schedule

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	**** Abandon Rate	No credit or bonus applicable
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	**** Abandon Rate	**** of Inbound Call Fees for such program element in such ****
****	****Abandon Rate for ****	**** of Inbound Call Fees for such program element in such ****

Table 5: Chat Button Bonus/Credit Schedule

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	No credit or bonus applicable
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability	**** of Chat Fees for such program element in such ****
****	**** Button Availability for ****	**** of Chat Fees for such program element in such ****

Table 6: Inbound Call Quality Bonus/Credit Schedule

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
****	**** call quality attainment	**** of Inbound Call Fees for such program element in such ****
****	**** call quality attainment	**** of Inbound Call Fees for such program element in such ****
****	**** of call quality attainment	No credit or bonus applicable
****	**** call quality attainment	**** of Inbound Call Fees for such program element in such ****
****	**** call quality attainment	**** of Inbound Call Fees for such program element in such ****
****	**** call quality attainment	**** of Inbound Call Fees for such program element in such ****
****	**** call quality attainment	**** of Inbound Call Fees for such program element in such ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

SLA ID	**** SLA Index	$ Bonus (paid by AT&T reflected as a positive percentage value or +%) or $ Credit (AT&T credit reflected as a negative percentage value or -%)
****	**** call quality attainment	**** of Inbound Call Fees for such program element in such ****
****	**** call quality attainment for ****	**** % of Inbound Call Fees for such program element in such ****

2.       ASP Solution Platform Service Levels and Remedies

2.1     Supplier Order Gateway and Workflow Manager Availability

System Availability:

The Order Gateway and Workflow Manager shall be available and functioning in accordance with the OG SLA (as defined in Section 3.0 below) ****) regularly scheduled downtimes to perform system upgrades, application administration, and any other planned events as agreed in advance in writing by the Parties and 2) Supplier written requests to AT&T for any unscheduled maintenance outage periods, if needed (“System Uptime”).  System Availability is measured by ASP Solution Element for each Channel and is calculated as:

****

ASP Solution Platform Elements and Service Levels Performance Metrics and KPI for System Availability:

1.    Order Gateway - **** System Availability  Service Level Performance Metric

2.     Email Service - ****  System Availability Service Level Performance Metric

3.      Workflow Manager - **** System Availability Key Performance Indicator

4.     Web Portal - **** System Availability Key Performance Indicator

5.     Reporting Platform – **** System Availability Key Performance Indicator

Service Level Measurement Process:

1.     Statistics used to determine outages are collected using a suite of network and application monitoring tools as well as data collected by the application itself.

2.     ASP Solution Platform Element Service Level Performance Metric attainment is reviewed on a **** basis.  All statistics from Supplier’s monitoring suite are reviewed and dowtime recorded for that **** is summarized for each funtional area of the ASP Solution Platform Element (e.g. Order Gateway, email, Workflow etc.)

3.     Supplier assumes that the Customer Order volume will not exceed an amount equal to **** of the average **** volume of Customer Orders processed by such Channel during the rolling period of the prior ****.

4.     Functional area outages are determined using the guidelines in the tables below:

               Table 4: Supplier System Outage Guidelines

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Platform	Outage Criteria
Order Gateway	• **** Order Gateway application servers are down (no response to pings for availability) • Order Gateway cannot process Customer Order and “nacks” **** messages to the Order Gateway
Email Service	• **** Email Service servers are down • **** email messages are able to be forwarded from Supplier email service
Workflow Manager	• **** Workflow Manager servers are down • Greater than **** of the typical volume of Agents cannot access Workflow Manager to perform functions
Reporting Platform

An outage will be recorded if any one of the following occurs:

•      Real time reporting functionality of Reporting Platform is unavailable or is not updating data on a scheduled basis

•     **** reports are not generated and delivered.  Availability will be measured as a percentage of the overall number of reports generated on a **** basis

ASP Solution Platform Element Service Level Performance Metric Remedies:

Order Gateway and WorkFlow Manager - **** System Availability in a ****

Supplier will calculate all “downtime” (time of an Outage as noted in Table 4 above) associated with both items listed above and provide one summary figure on a **** basis for overall availability.  Failure to meet service levels will result in the remedies as defined in Table 5 below.

Table 5: Supplier Combined Order Gateway and Workflow Manager System Availability Service Levels and Remedies

Order Gateway and WorkFlow Manager Service Level Combined System Availability In A ****	Credit* Against Total Technology Fee for This Channel for ****
****	****
****	****
****	****
****	****

* Service Credits will be applied in the **** in which the event giving rise to the remedy occurs

Scheduled System Maintenance requires a written notice up to ****, but **** notice to AT&T and Supplier Decision Makers and their subsequent consent.

2.2      Description for e-Mail Manager Key Perfromance Indicators

Supplier will host an email infrastructure that reliably forwards all system generated emails to AT&T Online customers.  This infrastructure will operate within the following service levels:

1.     **** mail relay servers to deliver expected **** System Availability

2.     Support **** email messages **** (reasonably spaced)

3.      **** retention of all sent email messages

4.       Message sizes may not exceed **** or contain attachments

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

3.       Order Gateway Performance  Service Level Key Perfromance Indicators (“OG SLA”)

Order Gateway under a Normal Transaction Flow (as described below) will respond to **** of the Customer Orders for a Channel within **** of its receipt by the Order Gateway in any given **** provided such Customer Orders is in the documented format and has been submitted by AT&T per the published process documentation and successfully pass Supplier’s Order Gateway validations (as described below).  AT&T will have the responsibility to produce reports from the Order Gateway, or request such reports from Supplier, to measure the results and determine if this SLA Key Performance Indicator is met. AT&T and Supplier shall mutually agree on the format of such reports.  Measurement will be based on **** for a given Customer Order.  Supplier will comply with AT&T’s reasonable requests for data in accordance with the measurement.

“Normal Transaction Flow” means:

a.    Volumes and distributions are within the expected capacity thresholds for ASP Solution as identified in the Amended and Restated Agreement.

b.     The sending system emits a valid message for the activity desired per the agreed upon schema.

c.     The AT&T client is also sending messages at the rate both Parties have determined acceptable for the Channel and via the agreed upon protocol.

d.     AT&T’s systems are accepting and correctly processing responses from the Supplier platform.

During the Normal Transaction Flow, it is assumed that the client is sending the correct number of messages per Transaction.

Order Gateway validations:  Upon receipt of a message, the Order Gateway will validate the message against the specified schema and/or configured business rules.  Additional security, database and business logic analysis will be performed to ensure the message can and should be processed by the Supplier system.  If both of these activities are successful, the Order is submitted for processing.

4.     Automation Rates, SLAs and Remedies for Customer Orders

The Parties agree that measurement of automation levels and partial automation levels for Customer Orders is an important metric in overall subscriber satisfaction and the costs of both Parties.  As such, the following parameters are established to review and monitor Automation Rates on agreed upon Customer Orders.  The Parties acknowledge that the Actual Automation rate or Rate of Fallout may have many factors and causes including those that are not indicative of any failure or inadequate performance by a Party.  As such, the Parties shall meet quarterly to establish and review the parameters and requirements for measuring Automation Rates and, discuss adjustments as may be reasonably agreed upon by the Parties from time to time.  Any such adjustments shall be made pursuant to the Change Order Process under the Master Agreement.

1.     Establishing Expected Automation Rate.

The Parties shall mutually agree in writing on the Customer Orders that constitute the Customer Orders in the Customer Order Class.  Such orders shall be:

(a)    supported by a Workflow and Order Manager configuration, process and flow that supports such Orders being capable of being an Automated Order (i.e., is not a workflow or process that has, by business rule or otherwise, an anticipated Fallout condition for each such Customer Order), and

(b)    of a similar nature or type so as to provide meaningful Automation Reporting output for management purposes as reasonably agreed upon by the Parties without undo detail or quantities of measurements and reports.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

(c)    Customer Orders with an established and tested Order Manager and Workflow configuration for at least ****.

Upon establishing the Customer Order Class, the Parties shall study the Automation Rate of the Customer Order Class for Completed Customer Orders in the Customer Order Class over the **** period that does not include a Special Event (an “Evaluation Period”) where the following data is reasonably constant or static during such Evaluation Period (collectively, the “Baseline Data”):

(a)    Mix of the types of Customer Orders within the Customer Order Class and the Automation Rate for such Orders,

(b)    Volume and arrival distribution of such Customer Orders,

(c)    Relative occurrence of issues that impact or cause Fallout or a Customer Contact (excluding Fallout as a result in a Defect in the ASP Solution or error in configuration or implementation of a process or workflow in the ASP Solution by Supplier), and

(d)   Current processes, workflow and task requirements and the SLA requirements established for the Customer Orders in the Customer Order Class as well as average handle times and system response times for connected applications external to the ASP Solution that are applicable to the Orders and related parameters (such a system timeouts and “retries”) (collectively, the “Requirements”).

The Parties shall use the Average Automation Rate for the Customer Order Class over each **** of the Evaluation Period less **** as the Expected Automation Rate for such Order Class.  In the event that, for each **** of an Evaluation Period, the **** Automation Rate varies from the average Automation Rate in such Evaluation Period by more than ****, the Parties shall (a) defer the assignment of an Expected Automation Rate for such Customer Order Class or (b) conduct such evaluation on an extended or new Evaluation Period, as may be reasonable, until such discrepancy and deviation is less than or equal to ****.

For each Customer Order Class that has an established Expected Automation Rate, such rate shall remain the same during each **** of the Term.

2.     Measurement and Reports.

Supplier will provide Automation Reports to AT&T for agreed upon Order Classes on a **** basis (each such ****, a “Measurement Period”) setting forth (a) calculations of actual performance relative to the SLAs for the relevant ****; and (b) in the event that any SLAs are not achieved in any given ****, a description of the cause or causes believed to have caused such failure to achieve such SLA, and, to the extent such caused by a Defect, any corrective actions taken by Supplier to prevent re-occurrence.

Customer Order Processing Automation Rate

Customer Order Class	Expected Automation Rate
****	****
****	****
****	****

3.      Adjustments to the Expected Automation Rate.

If, there are changes in the Requirements or Baseline Data for an Order Class or additions/deletions of Orders types in the Order Class (creating a new Order Class), Order class makeup, Expected Automation Rate and related obligations and rights shall be readjusted pursuant to the mutual agreement of the Parties, in good faith and in a manner consistent with the intent of this Amended and Restated Order and Section 1

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

above, to reflect such changes.  In the event of a process change requested by AT&T, the Parties will mutually agree on an appropriate period, if any, after such implementation when the SLAs will not apply.

[Remainder of page intentionally left blank]

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

4.     SLA and Remedies.

SLA Category	Remedy
****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

5.      Assumptions and Exclusions

5.1 Methods and Procedures (M&P)

Subject to the terms of this Amended and Restated Order, Supplier’s Customer Care Support will adhere to AT&T’s approved Methods and Procedures (M&P).  Supplier must submit a change request and receive prior written approval from AT&T to deviate from the approved M&P.

5.2 Exclusions

No remedies for any error, failure or delay of Supplier shall be deemed to occur to the extent resulting from the following (collectively “Exclusions”)

1.    Any failure, error or delay resulting from volume in a given interval exceeds the volume in Locked Forecast for such Contact to transaction type that interval by more than ****, except in the case of the ASP Solution Platform Availability SLA for which the threshold shall be **** of Customer Orders processed by such Channel during the rolling period of the ****;

2.     An error,  delay or failure of any AT&T network, application or system or service provided by or obtained from AT&T for use in supporting the Services;

3.     Defects where normal intervals for ASP Solution testing of a release were not available as a result of accelerated timelines requested by AT&T;

4.     Any incorrect or missing data provided by AT&T, its agents or its Customers;

5.     An error, delay or failure resulting from acting on the instruction of AT&T or an event outside the reasonable control of Supplier or as a result of any other exclusion set forth in the Amended and Restated Order or Agreement

6.    Any failure by AT&T to meet its obligations under this Amended and Restated Order or the Agreement;

7.    Any error, delay or failure in the ASP solution that is not a result of a Defect

8.     Notwithstanding the existence of an Exclusion, Supplier shall nevertheless use commercially reasonable efforts to continue to meet Service Levels under this Amended and Restated Order during the existence of an Exclusion.  Transactions or Customer Orders that failed to meet a performance metric as a result of the existence of an Exclusion shall be excluded from calculations in determining the credits or bonus.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Exhibit R-1 – Operational Reports

Channel	Report Name	Frequency
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Appendix C – Description of Supplier’s Sales Services for the AT&T ****

Supplier shall perform certain sales services for the AT&T **** as further described in this Appendix C (the “Appendix”) below:

1.0          Nature of Relationship

Supplier shall handle Inbound/Outbound Calls from/to Customers in accordance with the delivery of Services under this Amended and Restated Order and may, as appropriate, offer to such Customers those sales Services for the **** programs set forth in this Appendix C, for the purchase of certain AT&T wireless services as set forth in Attachments A and B (“Wireless Services”). (Such Customers shall be referred to herein as “Mobility Customers”.)  Supplier shall promote and sell the Wireless Services to Mobility Customers and submit orders to AT&T for successful sales.  AT&T grants Supplier the **** authority to promote and sell Wireless Services to Mobility Customers in the performance of Supplier’s Services under this Amended and Restated Order.  AT&T currently sells and will sell the Wireless Services and other products and services, directly and indirectly through third parties to such Mobility Customers, without obligation or liability to Supplier.

2.0          Definitions

2.1         “Activated End User Customer” and “Activation Date”—are as defined in Section 6.1 of this Appendix.

2.2         “AT&T Notice” – any written Notice AT&T provides to Supplier which may include AT&T guidelines, policies, operational manuals, or requirements associated with or governing Supplier’s performance under this Appendix.

2.3         “Chargeback”—is as defined in Attachments A and B.

2.4         “Competitive Service” - ****.

2.5         “Commission” – the compensation for which Supplier may be eligible for the sale of a Wireless Service

2.6         “Commission Period”—is as defined in Attachments A and B.

2.7         “Required Training” – training required of Supplier and Supplier Persons pursuant to AT&T Notice.

2.8         “Supplier Person” - Supplier, Agent and Supplier contractors or subcontractors, or any employee or personnel thereof engaged in the performance of work under this Appendix.

2.9         “Wireless Order” – a Mobility Customer’s electronic order for Wireless Services submitted by Supplier to AT&T pursuant to this Appendix.

2.10        All other capitalized terms used in this Appendix shall have the definition set forth in the Master Agreement, or the Amended and Restated Agreement.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

2.11        “UAL Program” (UAL) is the Upsell Add A Line program.  Products include tablets, wireless home phone (WHP) and Features.  Sales of tablets and WHP require the customer to have an existing parent order in the system.

2.12        “Call To Order Sales” (CTOS) program will sell smartphones and accessories to New, Add A Line, Upgrade, and Prepaid customers.  Unlike the UAL program, CTOS does not require a parent order to be in place.

3.0Supplier Responsibilities

3.1           Supplier shall:

3.1.1       provide sufficient Agents to handle Inbound/Outbound Calls from/to Mobility Customers in timely fashion (as may be determined by AT&T in its sole but reasonable discretion) and promote and sell the Wireless Services to Mobility Customers;

3.1.2       promptly notify AT&T if unable to answer such calls in timely fashion;

3.1.3       assist AT&T’s efforts to prevent fraudulent or abusive subscription to or use of the Wireless Services;

3.1.4       promptly notify AT&T upon becoming aware of any lawsuit, formal complaint or governmental inquiry associated with Supplier’s activities under this Appendix and assist AT&T in its investigation and resolution of any such complaints, including those complaints by Mobility Customers;

3.1.5       take reasonable measures to ensure Supplier Persons are not involved in fraudulent practices, including, but not limited to, the misuse of personal information of Mobility Customers, and comply with all state and federal regulatory or legal requirements related to cramming, slamming and the protection of personal information;

3.1.6       provide and take reasonable measures to ensure compliance with training required of Supplier and Supplier Persons pursuant to AT&T Notice;

3.1.7       maintain processes to ensure point-of-sale disclosures for Wireless Services are made;

3.1.8       provide any written records, documents or certificates that may be required from Supplier;

3.1.9       describe and sell Wireless Services solely at the current rates and terms and conditions established and published by AT&T;

3.1.10      instruct all Supplier Persons of the obligations of this Appendix;

3.1.11     if any part of Supplier’s performance under this Appendix is dependent upon work done by others, inspect and promptly report to AT&T any matter, cause or condition that renders such performance unsuitable for Supplier’s proper performance;

3.1.12    Other than fees and charges set forth in the Amended and Restated Order, bear all fees and expenses incurred in meeting its obligations under this Appendix;

3.1.13     comply with all AT&T Notices;

3.1.14     act at all times in a professional and ethical manner and maintain a level of quality of service to Mobility Customers satisfactory to AT&T in its sole discretion.  Supplier must, at all times, give prompt, courteous and efficient service to Mobility Customers.  Supplier agrees it will not make misleading statements to Mobility Customers or do anything that will dishonor, discredit, reflect adversely on or injure the reputation of AT&T;

3.1.15     conduct periodic reviews with AT&T to discuss Supplier’s performance under this Appendix; and

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

3.1.16      comply with legal and regulatory requirements applicable to entities that promote or sell Wireless Services.

4.0        Supplier Prohibitions and Restrictions

4.1        Supplier shall not:

4.1.1      sell any Wireless Service to customers who are not Mobility Customers except as authorized by AT&T;

4.1.2      unless approved by AT&T in advance in writing, in connection with the Wireless Services, conduct any telemarketing, outbound telephone-based sales efforts, outbound telephone-based service, relationship, survey or customer satisfaction calls, or direct mail marketing, or electronic commerce effort, including commercial electronic mail messages as defined in the CAN-SPAM Act of 2003, to solicit, sell Wireless Services to or communicate with Mobility Customers;

4.1.3       offer any services related to or in conjunction with Wireless Services including service quality agreements, extended warranty agreements, offers to waive fees or charges, offers regarding cash back, the imposition of early termination or other fees imposed in connection with any Wireless Service, or any other agreements with Mobility Customers unless authorized by AT&T in writing;

4.1.4       sell any Wireless Service designated as a non-authorized service by AT&T Notice, including:  (a) certain service plans or features; and (b) certain classes or types of customers, such as governmental or corporate entities;

4.1.5       allow any other person or entity to use its assigned Supplier codes;

4.1.6      interfere with the contractual relationship between AT&T and Mobility Customer in any way.  Supplier is not permitted to: (a) bill or collect any money from a Mobility Customer for Wireless Services, except for prepaid Wireless Services and security deposits as may be expressly agreed to in advance in writing by Supplier; (b) take any financial responsibility for a Mobility Customer’s Wireless Service charges; or (c) suggest or facilitate any arrangement to improperly decrease a Mobility Customer’s financial obligation with respect to the Wireless Services;

4.1.7       disparage AT&T, its Affiliates or their products or Wireless Services or AT&T’s competitors or the services or products of such competitors;

4.1.8       use deceptive, misleading or unethical practices which are or might be detrimental to AT&T, its products or Wireless Services; and

4.1.9       in any way improperly or fraudulently inflate the amount of compensation to which Supplier is entitled.  In addition to applicable Chargebacks and subject to any limitations under the Agreement, Supplier is required to compensate AT&T for losses caused by Supplier’s actions in violation of this Section 4.1.9;

4.1.10      make any representations or warranties relating to the Wireless Services except for those provided by AT&T;

4.1.11      sell Wireless Services to Mobility Customers through the use of AT&T master agreements with governmental procurement organizations, unless specifically authorized in advance in writing by AT&T;

4.1.12      retain ownership in any company that sells or leases telecommunications services or products that are a Competitive Service; or

4.1.13     give preference to Competitive Services over the Wireless Services for Inbound calls from Mobility Customers, nor place itself in a position where Supplier's interest is, or may be, in conflict with a duty to the Mobility Customer;

4.2          None of the Services under this Appendix shall be performed, and no information related to this Appendix shall be collected, stored, handled, or accessed at any location ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

until Supplier shall receive AT&T’s written prior approval for transfer of such Services from one of Supplier’s approved Onshore Locations to an approved Supplier Offshore Location.

4.3         **** and for **** thereafter, Supplier, its Affiliates, Supplier Persons (collectively, the “Relevant Persons”) shall not, with respect to any Mobility Customer to whom any Relevant Person has sold any Wireless Service, (a) target any such Mobility Customer to subscribe to a Competitive Service; or (b) provide any leads to a distributor of Competitive Service.

5.          AT&T’s Rights & Responsibilities

5.1          Subject to the conditions detailed in this Appendix, AT&T will compensate Supplier as set forth in Attachments A and B.

5.2          AT&T may, at its discretion, make Required Training available to Supplier.

5.3          Supplier is not entitled to Commissions for sales (1) to Supplier or to its Affiliates, (2) to any party under contract with Supplier or its Suppliers to market or sell Wireless Services, (3) to resellers of Wireless Services, (4) for Wireless Services that are no longer available for sale by AT&T (e.g., “grandfathered” or “sunset” offerings), (5) prohibited under this Appendix, and/or (6) for which the Wireless Order is placed after the effective date of Termination or Cancellation of this Appendix .

5.4           AT&T may provide Supplier, for purposes of selling and supporting the Wireless Services and Mobility Customers, access to selected AT&T service order processing and administrative systems.  AT&T reserves the right to modify administrative procedures associated with such systems (including deactivating access for non-use) at any time.

6.0.           Compensation

6.1          Commissions.  AT&T shall pay Supplier a Commission at the rates set forth in Attachments A and B:  If 1) Supplier has submitted to AT&T a Wireless Order, and 2) the Wireless Service covered by the Wireless Order is installed and activated within **** of the submission of the Wireless Order at the address and to the Mobility Customer identified in the Wireless Order.  The Activation Date as to a particular Mobility Customer shall be the date on which requirements 1) and 2) in the immediately preceding sentence are satisfied and the Mobility Customer thereby becomes an Activated End User Customer.  Notwithstanding the foregoing, if prior to activation, the Wireless Order is deemed cancelled by AT&T’s systems, then no Commission will be paid unless the cancellation meets criteria established by AT&T and provided to Supplier through AT&T Notice.

Commissions shall be paid in accordance with the Commission Period set forth in Attachments A and B.  Commissions are subject to the Chargeback criteria set forth in Attachments A and B.

6.2          Offset/Recoupment.  AT&T may deduct, withhold or setoff from commission payments under this Appendix to Supplier any amounts owed to it by Supplier, including Customer account adjustments due to incorrect or inappropriate Wireless Services sold, and any other Liabilities arising under this Appendix.

6.3           Payment Claim.  Supplier shall have **** from the date of payment for the period in which a Wireless Order is completed in which to claim payment for the sale of any Wireless Services, to raise any discrepancies regarding such payments, or to otherwise raise any issues regarding Commissions on sales of Wireless Services.  Such claims shall be made with specificity in writing and shall include all supporting documentation. The Parties shall use reasonable commercial efforts to resolve such dispute expeditiously.  If Supplier fails to provide AT&T specific notice of a disputed payment within such period, the payment is deemed accepted by Supplier and Supplier waives any right to recovery with respect to such payment and any claims, suits or proceedings based on such payment are expressly barred. Upon receipt of Supplier’s dispute resolution form, AT&T will have **** to respond to Supplier.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

6.4          Modifications.  AT&T may modify the terms and conditions or the payment amounts of every type of compensation offered under this Appendix in any way with at least **** advance written notice to Supplier, including, without limitation, any activation or feature Commissions that AT&T may offer in Attachments A and B.  AT&T may, without advance notice to Supplier, provide an AT&T Notice to stop offering any Wireless Service plans, or may introduce new or revised Wireless Service plans and new services with different compensation than what is set forth in Attachments A and B.  Such changes under this Section 6.4 shall apply only to Wireless Orders submitted after the effective date of such change.

7.           Term and Termination

7.1          Term.  This Appendix shall have a Term that is coextensive with that of Amended and Restated Order No.  SG021306.S.025.S.002.

7.2          Termination and Cancellation Reserve/Payment of Chargebacks.  Upon Termination, Cancellation or expiration of this Appendix, or if AT&T determines in its sole but reasonable discretion that Supplier is likely to stop doing business, AT&T may withhold a reserve from any money owed to Supplier that may be used to satisfy any obligations owed or to be owed by Supplier to AT&T, including anticipated Chargebacks.  Such reserve may be in the amount of the approximate value of Supplier’s Chargebacks over the ****, adjusted for the amount AT&T expects Supplier to owe, in AT&T’s sole discretion.  Any remaining balance in the reserve **** after the Termination or Cancellation date will be promptly paid to Supplier.  Despite any reserve, Supplier must pay any remaining balance of the Chargebacks to AT&T within **** of written request.

7.3           No Compensation.  Upon Termination, Cancellation, or expiration of this Appendix, Supplier’s right to all forms of compensation under this Appendix ends.  However, if under this Appendix, Supplier is eligible for Commission for Wireless Orders submitted before the Termination, Cancellation or expiration date of this Appendix and the relevant Mobility Customer remains active through the relevant Commission Period after the Termination, Cancellation or expiration of this Appendix, then Supplier earns its one-time commission for that Mobility Customer.

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

ATTACHMENT A

Upsell Add A Line (UAL) Wireless Program Compensation Attachment

Effective Date:  ****

1.          Commission Period.  The Commission Period for payment of compensation set forth on this Attachment A shall begin on the ****.  AT&T shall pay Supplier Commissions via the **** invoice.

2.         Chargeback.  Supplier shall be required to refund an amount ****.  AT&T will identify which customers are no longer with AT&T and submit a chargeback report to Supplier.  AT&T and Supplier will reconcile the chargeback report, if needed.  Supplier shall **** due to Supplier under this Agreement as a separate line item on the **** invoice.

3.         The following Commissions shall apply to the Wireless Upsell Add A Line Program:

****	****	****
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	****	****
	****	****
****	****	****
	****	****
	****	****
****	****	****
	****	****
****		****
****		****
****		****
****		****
****		****

****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

ATTACHMENT B

Call To Order Sales (CTOS) Program Compensation Attachment

Effective Date:  ****

1.         Commission Period.  The Commission Period for payment of compensation set forth on this Attachment B shall begin on the ****.  AT&T shall pay Supplier Commissions via the **** invoice.

2.         Chargeback.  Supplier shall be required to refund an amount ****.  AT&T will identify which customers are no longer with AT&T and AT&T will submit a chargeback report to Supplier.  AT&T and Supplier will reconcile the chargeback report, if needed.  Supplier shall **** due to Supplier under this Amended and Restated Order as a separate line item on the **** invoice.

3.         The following Commissions shall apply to the Call To Order Sales Program:

****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****
****	****

****

4.         Inbound Call Handling:  ****

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.

****Certain information has been omitted and filed separately with the commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED

Order No. SG021306.S.025.S.002.A.004

Amendment and Restatement of Order No. SG021306.S.025.S.002

Proprietary and Confidential

This Order and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Supplier its Affiliates, and third party representatives except under written agreement by the contracting Parties.